UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 2, 2025
(Date of earliest event reported)

Columbia Banking System, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Washington	000-20288	91-1422237
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1301 A Street
Tacoma, Washington 98402-4200
(address of Principal Executive Offices)(Zip Code)

(253) 305-1900
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ☐ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ☐ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ☐ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ☐ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

TITLE OF EACH CLASS	TRADING SYMBOL	NAME OF EXCHANGE
Common Stock	COLB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ☐]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [ ]

Explanatory Note

On September 2, 2025, Columbia Banking System, Inc., a Washington corporation (“Columbia”), filed a Current Report on Form 8-K (the “Original Report”) to report that, effective as of August 31, 2025, Columbia completed its acquisition of Pacific Premier Bancorp, Inc., a Delaware corporation (“Pacific Premier”), pursuant to the Agreement and Plan of Merger, dated April 23, 2025 (the “Merger Agreement”), by and among Columbia, Pacific Premier, and Balboa Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of Columbia (“Merger Sub”). Pursuant to the Merger Agreement, (i) Merger Sub merged with and into Pacific Premier (the “Merger”), with Pacific Premier as the surviving corporation, and (ii) immediately thereafter, Pacific Premier merged with and into Columbia, with Columbia as the surviving entity (the “Second Step Merger” and, together with the Merger, the “Mergers”). Promptly following the closing of the Second Step Merger, Pacific Premier Bank, National Association, a national banking association and a wholly owned subsidiary of Pacific Premier, merged with and into Columbia Bank, an Oregon state-chartered commercial bank and a wholly owned subsidiary of Columbia (the “Bank Merger”), with Columbia Bank surviving the Bank Merger.

This amendment to the Original Report (the “Amendment”) is being filed to provide the financial statements and pro forma financial information required by Item 9.01 of Form 8-K.

The pro forma financial information included in this Amendment has been presented for informational purposes only, as required by Form 8-K. It does not purport to represent the actual results of operations that Columbia and Pacific Premier would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve after completion of the Mergers. Except as described in this Amendment, all other information in the Original Report remains unchanged.

Item 9.01.        Financial Statements and Exhibits.

(a) Financial statements of businesses or funds acquired.

The financial statements of Pacific Premier required by Item 9.01(a) of Form 8-K are attached hereto as Exhibit 99.1 and incorporated by reference into this Item 9.01(a).

(b) Pro forma financial information.

The pro forma financial information required by Item 9.01(b) of Form 8-K is attached hereto as Exhibit 99.2 and incorporated herein by reference into this Item 9.01(b).

(d) Exhibits.

The following exhibits are filed as part of this Current Report:

Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm for Pacific Premier Bancorp, Inc.
99.1
Audited consolidated balance sheets of Pacific Premier Bancorp, Inc. as of December 31, 2024 and December 31, 2023, the related consolidated statements of operations, comprehensive income, changes in stockholders’ equity and cash flows of Pacific Premier Bancorp, Inc. for each of the three years in the period ended December 31, 2024, and the notes related thereto (incorporated by reference to Part II, Item 8 of Pacific Premier Bancorp, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on February 28, 2025 (File No. 000-22193)).

99.2
Unaudited pro forma condensed combined balance sheet as of June 30, 2025, the unaudited pro forma condensed combined statement of income for the fiscal year ended December 31, 2024 and June 30, 2025, and the notes related thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Columbia Banking System, Inc. (Registrant)
Dated: September 3, 2025	By:/s/ Kumi Yamamoto Baruffi Kumi Yamamoto Baruffi EVP, General Counsel and Corporate Secretary